Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2025, 2024 and 2023

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statements of income (loss) and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
April 2, 2026

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2025	2024
Admitted assets:
Bonds	$5,423,065	$6,071,042
Contract loans	2,592,875	2,566,770
Real estate, at depreciated cost	22,044	24,724
Preferred stocks	40,305	45,094
Common stocks - affiliated	—	710,595
Common stocks - non-affiliated	20,530	30,717
Mortgage loans	408,743	476,263
Cash, cash equivalents and short-term investments	114,799	84,579
Derivatives	1,523	1,643
Other invested assets	1,589,434	538,391
Receivables for securities	2,844	11,947
Derivative collateral	46,607	64,454
Total cash and invested assets	10,262,769	10,626,219
Deferred and uncollected premiums	49,136	53,601
Due and accrued investment income	165,154	168,117
Current federal and foreign income tax	3,625	3,622
Reinsurance recoverables	3,930	2,427
Deferred tax asset	34,785	38,206
Receivables from affiliates	16,375	11,414
Other assets	11,900	22,980
Separate account assets	3,092,905	3,011,197
Total admitted assets	$13,640,579	$13,937,783

Liabilities:
Reserves for future policy benefits	8,767,567	9,051,089
Policyholders’ funds	546,921	565,732
Dividends to policyholders	79,982	86,580
Policy benefits in course of settlement	195,045	160,710
Amounts payable on reinsurance	20,363	30,762
Accrued expenses and general liabilities	104,432	148,955
Reinsurance funds withheld liability	417,937	443,075
Interest maintenance reserve (“IMR”)	29,528	45,484
Transfers to (from) separate account due and accrued	(42,276)	(44,458)
Asset valuation reserve (“AVR”)	132,462	139,480
Separate account liabilities	3,092,905	3,011,197
Total liabilities	13,344,866	13,638,606

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	694,333	679,332
Surplus notes	126,470	126,444
Special surplus funds	2,500	2,500
Unassigned surplus	(537,590)	(519,099)
Total surplus	295,713	299,177
Total liabilities, capital and surplus	$13,640,579	$13,937,783

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Income:
Premium and annuity considerations	$267,169	$(685,165)	$343,202
Net investment income and amortization of IMR	563,986	548,642	578,124
Commissions and expense allowances on reinsurance ceded	25,480	17,277	14,037
Reserve adjustments on reinsurance ceded	(289,600)	700,816	(223,767)
Fees associated with separate account and other miscellaneous income	100,243	112,047	98,416
Total income	667,278	693,617	810,012

Current and future benefits:
Death benefits	454,879	483,109	566,114
Disability and health benefits	2,441	2,377	3,126
Annuity benefits and matured endowments	58,329	57,534	70,219
Surrender benefits	452,275	602,994	632,220
Interest on policy or contract funds	22,675	27,722	22,851
Settlement option payments	17,835	19,899	22,254
Net transfers to (from) separate accounts, net of reinsurance	(237,468)	(295,462)	(267,135)
Change in reserves for future policy benefits and policyholders’ funds	(285,376)	(321,869)	(439,129)
Total current and future benefits	485,590	576,304	610,520

Operating expenses:
Direct commissions	6,878	7,747	8,528
Commissions and expense allowances on reinsurance assumed	7,061	6,711	5,998
Premium, payroll and miscellaneous taxes	7,072	7,636	6,088
Other operating expenses	95,149	90,989	93,395
Total operating expenses	116,160	113,083	114,009
Net gain (loss) from operations before dividends and federal income taxes	65,528	4,230	85,483
Dividends to policyholders	38,755	51,937	69,339
Net gain (loss) from operations after dividends and before federal income taxes	26,773	(47,707)	16,144
Federal and foreign income tax expense (benefit)	97	(9,529)	(16,814)
Net gain (loss) from operations before realized capital gains (losses)	26,676	(38,178)	32,958
Realized capital gains (losses), net of income taxes and IMR	(25,488)	(31,372)	(40,550)
Net income (loss)	1,188	(69,550)	(7,592)

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,828)	23,919	(8,145)
Change in deferred income taxes	3,470	12,441	737
Change in non-admitted assets	(11,212)	(18,686)	(27,743)
Change in reserve on account of change in valuation basis	(1,854)	(7,998)	—
Change in asset valuation reserve	7,018	(22,411)	9,286
Change in surplus notes	26	26	26
Capital and paid-in surplus	15,000	45,000	20,000
Other surplus changes, net	(8,272)	18,009	(27,490)
Merger adjustments	—	—	(10,087)
Net increase (decrease) in capital and surplus	(3,464)	(19,250)	(51,008)
Capital and surplus, beginning of year	299,177	318,427	369,435
Capital and surplus, end of year	$295,713	$299,177	$318,427

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Cash provided by (used for) operations:
Premiums	$349,204	$411,726	$405,807
Investment and other income	670,201	646,100	811,315
Claims and benefits	(1,332,463)	(1,442,021)	(1,668,638)
Dividends paid	(83,393)	(102,908)	(110,858)
Commissions and other expenses	(94,944)	(121,602)	(106,755)
Net transfers from separate accounts	239,651	316,384	232,602
Federal income taxes recovered (paid)	—	7,496	(17,812)
Net cash provided by (used for) operations	(251,744)	(284,825)	(454,339)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	868,392	1,143,047	850,727
Proceeds from sales, maturities and repayments of stocks	20,755	14,581	2,426
Proceeds from sales, maturities and repayments of mortgage loans	70,703	41,990	39,311
Proceeds from sales, maturities and repayments of other invested assets	107,817	65,136	48,048
Cost of bonds acquired	(294,289)	(277,660)	(343,941)
Cost of stocks acquired	(40)	(578,629)	(303,285)
Cost of mortgage loans acquired	(2,954)	(108)	(22,514)
Cost of other invested assets acquired	(394,547)	(140,882)	(53,803)
Cost of other investments acquired	(5,642)	(1,102)	(9,544)
Net decrease (increase) in contract loans	(26,329)	(70,455)	(14,161)
Net cash provided by (used for) investments	343,866	195,918	193,264

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	15,000	45,000	20,000
Net deposits (withdrawals) of deposit-type contracts	(18,810)	(40,067)	193,955
Other cash provided (applied)	(58,092)	6,311	60,753
Net cash provided by (used for) financing and miscellaneous uses	(61,902)	11,244	274,708
Net increase (decrease) in cash and short-term investments	30,220	(77,663)	13,633
Cash and short-term investments, beginning of year	84,579	162,242	148,609
Cash and short-term investments, end of year	$114,799	$84,579	$162,242

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions or billions)

1.    Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made. Certain immaterial errors were identified in the prior year and corrected prospectively within the Statements of Cash Flows and Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset-Backed Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions had an effective date of January 1, 2025 and were implemented by the Company resulting in no material impact. Prior year disclosures were not adjusted for the new presentation requirements.

In 2025, the NAIC adopted revisions to SSAP No. 1, Accounting Policies, Risks & Uncertainties and Other Disclosures, to update restricted asset disclosures, including assets held under modified coinsurance or funds withheld reinsurance agreements. The revisions had an effective date of December 31, 2025 and the revised disclosures have been included by the Company.

In 2025, the NAIC adopted revisions to SSAP No. 56, Separate Accounts, to clarify the measurement of separate account assets and prescribe the treatment for transfers between the general account and separate account with IMR and AVR recognition, effective January 1, 2026. In 2025, the NAIC adopted revisions to multiple SSAPs to ensure consistent guidance and disclosures over private placement securities, effective December 31, 2026. In 2025, the NAIC adopted revisions to SSAP No. 26, SSAP No. 43 and SSAP No. 21 to ensure consistent guidance and disclosures over debt security disclosures, effective December 31, 2026. The impacts of such revisions are being assessed by the Company.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2025, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Residual tranches are accounted for using the Allowable Earned Yield (“AEY”) method, whereby a yield is recognized based on estimated future cash flows. Recognition of net investment income occurs when cash distributions of income are received, capped at the AEY. To the extent that the AEY exceeds the cash distributions received, such unrecognized net investment income is carried forward to future periods to be recognized when sufficient cash distributions are received. To the extent cash distributions exceed the AEY, the amortized cost of the residual tranche is reduced.

Investments in affiliates represent direct and indirect ownership of subsidiaries that were included in other invested assets and common stock for the years ended December 31, 2025 and 2024, respectively. The Company has investments in two subsidiaries, Nassau ABS A-I LLC (“ABS A”) and Nassau ABS B-I LLC (“ABS B”), investment SPVs, that were formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as either proceeds of other investments or sales of other investments.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options to hedge against market risks from changes in equity index price associated with certain annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain (loss) during the period representing equity index options was $0.7 million, $(1.5) million and $(2.6) million as of December 31, 2025, 2024 and 2023, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0.3 million and $(0.1) million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $165.6 million and $169.2 million gross due and accrued investment income at December 31, 2025 and 2024, respectively. There was $0.4 million and $1.1 million due and accrued investment income non-admitted at December 31, 2025 and 2024, respectively. There was $165.2 million and $168.1 million net due and accrued investment income at December 31, 2025 and 2024, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2025 and 2024 were $140.1 million and $128.8 million, respectively. Changes for the years ended December 31, 2025, 2024 and 2023 increased (decreased) surplus by $(11.2) million, $(18.7) million and $(27.7) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2025 and 2024, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2025 and 2024, there were $52.0 million and $82.0 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist primarily of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to (from) separate accounts.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has $26.7 million capacity to pay dividends in 2026.

During 2025, 2024 and 2023, the Company paid cash dividends of $0, $0 and $0, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

Prior to 2025, The Nassau Companies (“NC”) and its subsidiaries (collectively, the “NC Group”, each a Member), inclusive of NCNY and NNY, filed a consolidated tax return. The NC Group was subject to an intercompany tax sharing agreement (“TSA”) pursuant to which Members’ current and deferred taxes were computed under the “benefits for loss” method. Under this method, the Members are assumed to file separate returns with the taxing authority, thereby reporting their taxable income or loss and paying the applicable tax to or receiving the appropriate refund from NC as parent of the consolidated tax group. Under this method, tax attributes are characterized as realized (or realizable) when they are realized (or considered realizable) by the consolidated federal tax return group, even if the Member would not otherwise have realized the attributes on a stand-alone basis.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Effective for post-2024 tax years, Nassau Life and Annuity Company (“NLA”), Lynbrook Re, Inc. (“Lynbrook”), Nassau Life Insurance Company of Kansas (“NKS”) and Sunrise Re, Inc. (“Sunrise”) joined the consolidated return becoming Members of the NC Group. Consequently, NLA, Lynbrook, NKS and Sunrise, all joined as parties to a revised tax sharing agreement of the NC Group effective January 1, 2025 (the “revised TSA”). Under the revised TSA, each Member’s current and deferred taxes are computed under the “if and when” method as described above. NC pays the NC Group’s consolidated tax liability notwithstanding any shortfall in aggregate separate Members’ tax payments due to a Member’s use of its separate tax attributes (calculated on a separate Member basis), except however NLA is required to pay any portion of such shortfall for Lynbrook and NKS resulting from their separate tax attributes used to reduce NLA Group consolidated taxable income in pre-2025 tax years.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.7 million, $0.3 million and $0.5 million for 2025, 2024 and 2023, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $1.4 million, $0.9 million and $0.8 million for 2025, 2024 and 2023, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased (reduced) by cumulative unrealized gains (losses) was $(62.5) million, $(59.8) million and $61.0 million as of December 31, 2025, 2024 and 2023, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2025, 2024 and 2023:

•$47.7 million, $39.7 million and $0 of non-cash investment exchanges as of December 31, 2025, 2024 and 2023, respectively.
•In conjunction with the October 1, 2024, recapture of a reinsurance treaty with Nomura Americas US Re LTD (“Nomura”) and simultaneous replacement with a reinsurance treaty with Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft in München (“Munich Re”), the Company excluded $1.1 billion of premiums offset by $0.9 billion of claims and benefits and $0.1 billion for change in funds held.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022. Refer below to Note 17 – “The Merger” for further details regarding the merger and restatement.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2025 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$294,161	$546	$(79,806)	$214,901
Other U.S. government obligations (not exempt from RBC)	49,610	—	(9,044)	40,566
Non-U.S. sovereign jurisdiction securities	79,177	878	(13,835)	66,220
Municipal bonds - general obligation (direct and guaranteed)	58,056	90	(5,065)	53,081
Municipal bonds - special revenue	284,880	377	(26,430)	258,827
Corporate bonds (unaffiliated)	2,802,697	10,669	(387,854)	2,425,512
Corporate bonds (affiliated)	64,585	217	(7,259)	57,543
Single entity backed obligations (unaffiliated)	463,638	4,835	(33,784)	434,689
Other issuer credit obligations (unaffiliated)	1,415	—	(58)	1,357
Total issuer credit obligations	$4,098,219	$17,612	$(563,135)	$3,552,696

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Asset-Backed Securities	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Financial Asset-Backed Securities - Self-Liquidating
Agency residential mortgage-backed securities - fully guaranteed (exempt from RBC)	$20,854	$10	$(6,994)	$13,870
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	95,369	107	(9,547)	85,929
Agency commercial mortgage-backed securities - not/partially guaranteed (exempt from RBC)	4,659	—	(289)	4,370
Non-agency residential mortgage-backed securities (unaffiliated)	100,104	179	(8,909)	91,374
Non-agency commercial mortgage-backed securities (unaffiliated)	464,152	2,508	(37,579)	429,081
Non-agency CLOs/CBOs/CDOs (unaffiliated)	437,970	2,469	(5,834)	434,605
Other financial asset-backed securities - self-liquidating (unaffiliated)	30,756	17	(13,921)	16,852
Other financial asset-backed securities - self-liquidating (affiliated)	4,647	—	—	4,647

Financial Asset-Backed Securities - Not Self-Liquidating
Equity-backed securities (unaffiliated)	4,841	—	(44)	4,797
Other financial asset-backed securities - not self-liquidating (affiliated)	420	—	—	420

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	46,283	142	(5,302)	41,123
Other non-financial asset-backed securities - practical expedient (unaffiliated)	112,570	55	(3,940)	108,685

Non-Financial Asset-Backed Securities - Full Analysis
Lease-backed transactions - full analysis (unaffiliated)	2,221	46	—	2,267
Total asset-backed securities	$1,324,846	$5,533	$(92,359)	$1,238,020

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Total issuer credit obligations and asset-backed securities	$5,423,065	$23,145	$(655,494)	$4,790,716
Preferred stock	$40,305	$923	$(2,454)	$38,774
Common stock	$20,530	$—	$—	$20,530

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$242,312	$—	$(82,594)	$159,718
All other governments	84,707	453	(18,531)	66,629
States, territories and possessions	26,290	17	(3,245)	23,062
Political subdivisions of states, territories and possessions	61,370	25	(6,755)	54,640
Special revenue	360,379	275	(44,632)	316,022
Industrial and miscellaneous (unaffiliated)	3,677,127	18,996	(516,241)	3,179,882
Parent, subsidiaries and affiliates	62,477	234	(8,083)	54,628
Hybrid securities	89,230	129	(3,340)	86,019
Mortgage-backed and asset-backed securities	1,467,150	4,370	(139,423)	1,332,097
Total bonds	$6,071,042	$24,499	$(822,844)	$5,272,697

Preferred stock	$45,094	$2,154	$(2,312)	$44,936
Common stock	$30,717	$—	$—	$30,717
Common stock - affiliate	$710,595	$—	$—	$710,595

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2025 and 2024.

The aging of temporarily impaired general account debt securities as of December 31, 2025 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$7,206	$(172)	$189,602	$(79,634)	$196,808	$(79,806)
Other U.S. government obligations (not exempt from RBC)	4,933	(37)	35,632	(9,007)	40,565	(9,044)
Non-U.S. sovereign jurisdiction securities	4,478	(58)	55,230	(13,777)	59,708	(13,835)
Municipal bonds - general obligation (direct and guaranteed)	1,639	(29)	43,611	(5,036)	45,250	(5,065)
Municipal bonds - special revenue	26,613	(612)	195,083	(25,818)	221,696	(26,430)
Corporate bonds (unaffiliated)	96,729	(1,573)	2,052,380	(386,281)	2,149,109	(387,854)
Corporate bonds (affiliated)	25,641	(2,262)	29,010	(4,997)	54,651	(7,259)
Single entity backed obligations (unaffiliated)	28,535	(375)	298,165	(33,409)	326,700	(33,784)
Other issuer credit obligations (unaffiliated)	1,358	(58)	—	—	1,358	(58)
Total issuer credit obligations	$197,132	$(5,176)	$2,898,713	$(557,959)	$3,095,845	$(563,135)
Number of positions at unrealized loss		100		1,117		1,217

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	Less than 12 months		Greater than 12 months		Total
Asset-Backed Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Financial Asset-Backed Securities - Self-Liquidating
Agency residential mortgage-backed securities - fully guaranteed (exempt from RBC)	$—	$—	$13,485	$(6,994)	$13,485	$(6,994)
Agency commercial mortgage-backed securities - fully guaranteed (not exempt from RBC)	353	(2)	80,530	(9,545)	80,883	(9,547)
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	—	—	4,370	(289)	4,370	(289)
Non-agency residential mortgage-backed securities (unaffiliated)	15,261	(369)	56,740	(8,540)	72,001	(8,909)
Non-agency commercial mortgage-backed securities (unaffiliated)	19,433	(474)	311,525	(37,105)	330,958	(37,579)
Non-agency CLOs/CBOs/CDOs (unaffiliated)	162,844	(604)	74,241	(5,230)	237,085	(5,834)
Other financial asset-backed securities - self-liquidating (unaffiliated)	—	—	15,052	(13,921)	15,052	(13,921)
Other financial asset-backed securities - self-liquidating (affiliated)	1,035	—	—	—	1,035	—

Financial Asset-Backed Securities -Not Self-Liquidating
Equity-backed securities (unaffiliated)	—	—	852	(44)	852	(44)

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	6,675	(1,178)	30,620	(4,124)	37,295	(5,302)
Other non-financial asset-backed securities - practical expedient (unaffiliated)	3,466	(125)	54,152	(3,815)	57,618	(3,940)
Total asset-backed securities	$209,067	$(2,752)	$641,567	$(89,607)	$850,634	$(92,359)
Number of positions at unrealized loss		82		436		518

The Company reported $0 and $0.5 million of gross unrealized gains and $0 and $(7.7) million of gross unrealized losses related to common stock for the periods ended December 31, 2025 and 2024, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2025, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2025, there are 40 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $29.8 million. Securities in an unrealized loss position for over 12 months consisted of 1,553 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$267	$(14)	$159,451	$(82,580)	$159,718	$(82,594)
All other governments	7,864	(731)	52,681	(17,800)	60,545	(18,531)
States, territories and possessions	148	(1)	20,625	(3,244)	20,773	(3,245)
Political subdivisions	9,011	(265)	40,436	(6,490)	49,447	(6,755)
Special revenue	53,785	(2,266)	238,235	(42,366)	292,020	(44,632)
Industrial and miscellaneous (unaffiliated)	214,753	(6,724)	2,574,099	(509,517)	2,788,852	(516,241)
Parents, subsidiaries and affiliates	4,979	(370)	46,903	(7,713)	51,882	(8,083)
Hybrid securities	19,872	(583)	63,015	(2,757)	82,887	(3,340)
Mortgage-backed and asset-backed securities	216,574	(12,868)	754,414	(126,555)	970,988	(139,423)
Total bonds	$527,253	$(23,822)	$3,949,859	$(799,022)	$4,477,112	$(822,844)
Number of positions at unrealized loss		302		1,778		2,080

For the period ended December 31, 2024, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $13.5 million with unrealized losses of $7.7 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2024, there are 53 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $44.5 million. Securities in an unrealized loss position for over 12 months consisted of 1,778 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2025 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$234,306	$230,034
Due after one year through five years	896,086	859,470
Due after five years through ten years	1,139,117	1,090,580
Due after ten years through twenty years	1,659,934	1,462,975
Due after twenty years	1,493,622	1,147,657
Total	$5,423,065	$4,790,716

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Issuer credit obligations (“ICO”) are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.6 million and $4.5 million as of December 31, 2025 and 2024, respectively. OTTIs were $29.3 million, $25.0 million and $18.4 million in 2025, 2024 and 2023, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2025, 2024 and 2023, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2025	2024

Real estate	$22,044	$24,724
Total real estate	$22,044	$24,724

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2025 and 2024, the Company had $408.7 million and $476.3 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2025 and 2024 were $0.9 million and $1.4 million, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables reflect the distribution of mortgage loans by property type as of December 31 (in millions):

	2025	2024

Industrial	$56.9	$64.1
Multifamily	78.3	89.0
Office	71.6	91.8
Retail	91.6	108.2
Self-storage	37.1	48.9
Warehouse	43.9	44.6
Other	30.2	31.1
Total mortgage loans	409.6	477.7
Less: Allowance for loan losses	0.9	1.4
Net mortgage loans	$408.7	$476.3

The following tables reflect the distribution of mortgage loans by geographic region as of December 31 (in millions):

	2025	2024

East North Central	$50.1	$51.5
Middle Atlantic	5.5	14.5
Mountain	45.3	73.1
New England	12.5	15.3
Pacific	115.7	122.0
South Atlantic	90.0	103.3
West North Central	49.1	50.3
West South Central	41.4	47.7
Total mortgage loans	409.6	477.7
Less: Allowance for loan losses	0.9	1.4
Net mortgage loans	$408.7	$476.3

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31 (in millions). The ratios are updated as information becomes available.

	December 31, 2025
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$97.6	$8.2	$19.5	$4.7	$—	$—	$130.0
50% - 60%	73.8	52.8	20.9	7.2	—	—	154.7
60% - 70%	—	17.1	41.2	13.7	—	—	72.0
70% - 80%	—	—	11.7	24.4	—	9.8	45.9
80% and greater	—	—	—	—	6.1	—	6.1
Total	$171.4	$78.1	$93.3	$50.0	$6.1	$9.8	$408.7

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$132.8	$4.1	$21.9	$13.1	$—	$—	$171.9
50% - 60%	104.4	—	17.6	36.3	9.7	—	168.0
60% - 70%	2.8	63.2	5.2	—	9.2	—	80.4
70% - 80%	5.9	—	22.1	6.1	6.2	10.2	50.5
80% and greater	—	—	—	—	—	5.5	5.5
Total	$245.9	$67.3	$66.8	$55.5	$25.1	$15.7	$476.3

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $344.3 million CM1 loans and $65.3 million CM2 loans as of December 31, 2025. The Company held $401.3 million CM1 loans and $76.4 million CM2 loans as of December 31, 2024. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2025 and 2024 was 80.2% and 82.2%, respectively. As of December 31, 2025 and 2024, all loans were current.

During 2025, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2025, 2024 and 2023.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2025	2024

Private equity	$76,921	$56,846
Mezzanine partnerships	958	1,778
Infrastructure funds	3,707	—
Collateralized fund obligation	31,124	32,840
Mortgage and real estate	50,745	53,151
Direct equity	139,385	134,047
Credit funds	65,497	54,359
Surplus debentures	133,985	97,903
Residual tranches	84,283	104,880
Investments in subsidiaries	1,001,017	—
Other alternative assets	1,812	2,587
Total other invested assets	$1,589,434	$538,391

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company has unfunded commitments related to its investments in limited partnerships in the amount of $166.3 million and $173.9 million as of December 31, 2025 and 2024, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as cost of other investments acquired.

Derivative instruments as of December 31 are summarized below:

	2025	2024
Put options:
Notional amount	$117,000	$129,599
Fair value	$1,212	$1,022
Carrying value	$1,212	$1,022

Swaps:
Notional amount	$900,000	$900,000
Fair value	$(36,652)	$(51,821)
Carrying value	$293	$500

Foreign currency forwards:
Notional amount	$55,936	$23,216
Fair value	$18	$121
Carrying value	$18	$121

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Offsetting and netting of assets and liabilities

For the year ended December 31, 2025, the Company had net derivative assets of $1.5 million, which represented $41.0 million of gross derivative assets offset by $39.6 million in derivative liabilities. For the year ended December 31, 2024, the Company had net derivative assets of $1.6 million, which represented $57.0 million of gross derivative assets offset by $55.4 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to assets held under MODCO or funds withheld reinsurance agreements, statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $2,797.5 million and $529.0 million as of December 31, 2025 and 2024, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $688.6 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	5	9	$670	$1,492	$15	$1,482
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	2	3	573	1,459	1,496	3,612
(4) Preferred Stock - Fair Value	3	4	4,862	4,441	4,862	4,441
(5) Total (1+2+3+4)	10	16	$6,105	$7,392	$6,373	$9,535
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau ABS A-I LLC and Nassau ABS B-I LLC. The Company admitted $295.7 million other invested assets and $185.7 million common stock based on the underlying GAAP equity for ABS A as of December 31, 2025 and 2024, respectively. The Company admitted $705.3 million other invested assets and $524.9 million common stock based on the underlying equity for ABS B as of December 31, 2025 and 2024, respectively.

The Company has two other subsidiaries, PM Holdings, Inc. and Nassau 2019 CFO LLC, with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2025 and 2024 for these companies. All subsidiaries are wholly owned by NNY.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2025, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Oracle Corporation, Bank of America Corporation, HP Communities LLC, and Teachers Insurance and Annuity Association of America. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2025	2024	2023

Bonds	$256,817	$297,924	$337,372
Contract loans	237,047	230,372	208,166
Cash and short-term investments	6,174	8,905	11,766
Real estate, net of expenses	4,734	4,181	4,852
Preferred stock	1,836	2,217	2,128
Common stock	1,720	3,115	743
Mortgage loans	18,638	20,994	21,019
Other invested assets	85,647	33,260	38,680
Derivative instruments	(11,131)	(14,035)	(14,469)
Amortization of IMR	2,852	4,963	8,461
Less:
Interest expense	9,059	9,086	9,086
Other investment expenses	31,289	34,168	31,508
Net investment income	$563,986	$548,642	$578,124

For the year ended December 31, 2025, the Company had 1 security called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2024, the Company had 1 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2025	2024	2023	2025	2024	2023

Bonds	$(17,591)	$(27,560)	$(20,684)	$(1,322)	$68	$278
Investments in affiliates	—	—	—	(2,647)	26,458	2,987
Preferred stock	3,085	(495)	(1,017)	(1,044)	(550)	1,600
Common stock	6,851	7,685	8	(5,239)	(4,168)	896
Mortgage loans	436	485	(1,442)	—	—	—
Other invested assets	(8,766)	(1,285)	(10,794)	(691)	2,800	(16,381)
Derivative instruments	(9,121)	(609)	(181)	343	(1,165)	(2,167)
Foreign exchange	(482)	(176)	—	—	—	—
Miscellaneous	—	—	387	—	—	697
	(25,588)	(21,955)	(33,723)	(10,600)	23,443	(12,090)
Income tax benefit (expense)	100	(9,417)	(6,827)	1,772	476	3,945
Net capital gains (losses)	$(25,488)	$(31,372)	$(40,550)	$(8,828)	$23,919	$(8,145)

Realized losses for 2025 include OTTIs of $29.3 million, including impairments on bonds of $19.3 million, common stock of $0.7 million, preferred stock of $0 and other invested assets of $9.3 million. Realized losses for 2024 include OTTIs of $25.0 million, including impairments on bonds of $22.0 million, preferred stock of $0.5 million and other invested assets of $2.5 million. Realized losses for 2023 include OTTIs of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million.

The proceeds and related gross realized gains and losses from sales of bonds for the years ended December 31 were as follows:

	2025	2024 [1]	2023 [1]

Proceeds from sales	$460,933	$1,157,953	$855,975
Gross gains on sales	10,155	22,428	4,484
Gross losses on sales	(21,996)	(74,976)	(63,087)
———————
[1]    2024 and 2023 proceeds and gross gains and losses on sales include maturities and repayments, and sales of common and preferred stock.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2025	2024

Life insurance	$8,804,532	$8,995,540
Health insurance	22,555	26,301
Total life and health insurance	8,827,087	9,021,841

Annuities	819,586	886,491

Subtotal	9,646,673	9,908,332
Supplementary contracts with life contingencies	124,721	129,835
All other	52,000	82,000
Total before reinsurance ceded	9,823,394	10,120,167
Less: Reinsurance ceded	1,055,827	1,069,078
Reserves for future policy benefits	$8,767,567	$9,051,089

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2025 and 2024, the Company had $1.6 billion and $1.6 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2025 and 2024, the Company carried an associated reserve of $44.0 million and $42.4 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

During 2025, NNY, as part of the HomeComm valuation conversion of its participating whole life business, updated the reserve methodology and statutory interest rate and mortality assumptions for that block that resulted in a net increase of $1.9 million. Overall, the net $1.9 million increase in reserves was recorded as a change in reserve basis included in other surplus changes for the year ending December 31, 2025. During 2024, NNY, as part of the Servidata conversion of its participating whole life business, updated the reserve methodology and statutory valuation interest rate and mortality assumptions for that block that resulted in a net increase in reserves of $7.9 million. NNY also updated the statutory valuation interest rate and mortality for the DLNY Payout and Fixed Annuity business that resulted in a net increase in reserves of $0.1 million for that block. Overall, the net $8.0 million increase in reserves was recorded as a change in reserve basis included in other surplus changes for the year ending December 31, 2024.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As of December 31, 2025 and 2024, there were $52.0 million and $82.0 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2025 and 2024. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2025 and 2024.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2025
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$180,136	$140,441	$—	$320,577	16%
- at book value less surrender charge of 5% or more	4,278	—	—	4,278	—%
- at market value	—	—	936,482	936,482	46%
Total with market value adjustment or at fair value	184,414	140,441	936,482	1,261,337	62%
- at book value (minimal or no charge or adjustment)	417,924	—	—	417,924	21%
Not subject to discretionary withdrawal	330,733	15,000	10,223	355,956	17%
Total individual annuity actuarial reserves	933,071	155,441	946,705	2,035,217	100%
Less: Reinsurance ceded	5,292	—	—	5,292
Total individual annuity actuarial reserves, net of reinsurance	$927,779	$155,441	$946,705	$2,029,925
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$2,618	$—	$—	$2,618

	2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$131,768	$163,341	$—	$295,109	13%
- at book value less surrender charge of 5% or more	8,127	—	—	8,127	—%
- at market value	—	—	976,082	976,082	45%
Total with market value adjustment or at fair value	139,895	163,341	976,082	1,279,318	58%
- at book value (minimal or no charge or adjustment)	519,885	—	—	519,885	24%
Not subject to discretionary withdrawal	371,408	15,000	9,717	396,125	18%
Total individual annuity actuarial reserves	1,031,188	178,341	985,799	2,195,328	100%
Less: Reinsurance ceded	5,977	—	—	5,977
Total individual annuity actuarial reserves, net of reinsurance	$1,025,211	$178,341	$985,799	$2,189,351
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$4,049	$—	$—	$4,049

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	349	349	1%
Total with market value adjustment or at fair value	—	—	349	349	1%
- at book value (minimal or no charge or adjustment)	7,824	—	—	7,824	29%
Not subject to discretionary withdrawal	18,413	—	—	18,413	70%
Total group annuity actuarial reserves	26,237	—	349	26,586	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$26,237	$—	$349	$26,586

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	344	344	1%
Total with market value adjustment or at fair value	—	—	344	344	1%
- at book value (minimal or no charge or adjustment)	10,996	—	—	10,996	36%
Not subject to discretionary withdrawal	19,142	—	—	19,142	63%
Total group annuity actuarial reserves	30,138	—	344	30,482	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$30,138	$—	$344	$30,482

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,860	1,860	—%
Total with market value adjustment or at fair value	—	—	1,860	1,860	—%
- at book value (minimal or no charge or adjustment)	294,857	—	—	294,857	54%
Not subject to discretionary withdrawal	252,064	—	—	252,064	46%
Total deposit fund liabilities	546,921	—	1,860	548,781	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$546,921	$—	$1,860	$548,781

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,635	1,635	—%
Total with market value adjustment or at fair value	—	—	1,635	1,635	—%
- at book value (minimal or no charge or adjustment)	312,998	—	—	312,998	55%
Not subject to discretionary withdrawal	252,734	—	—	252,734	45%
Total deposit fund liabilities	565,732	—	1,635	567,367	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$565,732	$—	$1,635	$567,367

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2025:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$829,294
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	124,721
Exhibit 7, Deposit-type contracts, line 14, column 1	546,921
Subtotal	1,500,936

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,092,550
Exhibit 3, Line 0399999, column 2	9,945
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	1,860
Subtotal	1,104,355
Combined total	$2,605,291

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2025 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$3,083	$3,083	$10,123	$—	$—	$—
- Universal life	527,235	528,929	564,197	—	—	—
- Universal life with secondary guarantees	181,103	178,673	709,399	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	6,995,688	6,993,309	7,154,133	—	—	—
- Variable life	91,395	90,757	106,780	1,094,625	1,086,866	1,088,256
- Variable universal life	79,154	78,750	80,510	859,406	851,160	855,515
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	95,461	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,222	XXX	XXX	—
- Disability-active lives	XXX	XXX	5,342	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	12,654	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	101,710	XXX	XXX	—

Total (gross: direct + assumed)	7,877,658	7,873,501	8,841,531	1,954,031	1,938,026	1,943,771
Less: Reinsurance ceded	253,607	253,607	1,027,980	—	—	—
Total, net	$7,624,051	$7,619,894	$7,813,551	$1,954,031	$1,938,026	$1,943,771

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,658	$2,658	$9,953	$—	$—	$—
- Universal life	560,882	562,532	598,260	—	—	—
- Universal life with secondary guarantees	184,466	180,146	703,219	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,157,190	7,154,122	7,311,749	—	—	—
- Variable life	89,656	88,999	104,354	958,315	951,235	952,239
- Variable universal life	81,918	81,442	82,188	854,020	843,648	844,533
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	98,521	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,326	XXX	XXX	—
- Disability-active lives	XXX	XXX	5,902	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	15,107	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	101,963	XXX	XXX	—

Total (gross: direct + assumed)	8,076,770	8,069,899	9,032,542	1,812,335	1,794,883	1,796,772
Less: Reinsurance ceded	340,036	335,876	1,036,802	—	—	—
Total, net	$7,736,734	$7,734,023	$7,995,740	$1,812,335	$1,794,883	$1,796,772

Reconciliation of total life insurance reserves for the year ended December 31, 2025:

Amount

Exhibit 5, Life insurance section, total (net)	$7,774,652
Exhibit 5, Accidental death benefits section, total (net)	1,222
Exhibit 5, Disability active lives section, total (net)	5,283
Exhibit 5, Disability disabled lives section, total (net)	9,106
Exhibit 5, Miscellaneous reserves section, total (net)	23,288
Subtotal	7,813,551

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,943,771
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,943,771
Combined total	$9,757,322

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reinsurance with unauthorized companies, certified companies and recapture

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $1.2 million and $1.1 million as of December 31, 2025 and 2024, respectively, and are included in accrued expenses and general liabilities.

Effective October 1, 2024, the Company recaptured the treaty with Nomura. In association with the recapture, the Company reduced ceded reserves from $187.5 million to $0 and paid a terminal settlement to the reinsurer of $2.0 million.

Effective October 1, 2024, the Company entered into a coinsurance and MODCO agreement with Munich Re, a Certified reinsurer. On the effective date, the Company recognized initial premium and initial funds withheld of $285.0 million which equaled the Coinsurance reserve. Additionally, the Company recognized a MODCO reserve of $2,574.7 million.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with former affiliates

A former affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $55.7 million and $56.2 million at December 31, 2025 and 2024, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.4 billion and $1.4 billion as of December 31, 2025 and 2024, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $159.5 million and $160.9 million as of December 31, 2025 and 2024, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2025	2024	2023

Direct premiums and annuity considerations	$342,939	$397,337	$417,539
Reinsurance assumed - non-affiliate	6,340	6,933	6,145
Reinsurance assumed - affiliate	33,280	37,513	33,536
Reinsurance ceded - non-affiliate	(111,488)	(1,122,569)	(110,154)
Reinsurance ceded - affiliate	(3,902)	(4,379)	(3,864)
Net premiums and annuity considerations	$267,169	$(685,165)	$343,202

Direct commissions and expense allowance	$6,878	$7,747	$8,528
Reinsurance assumed - non-affiliate	231	274	269
Reinsurance assumed - affiliate	6,830	6,437	5,729
Reinsurance ceded - non-affiliate	(14,908)	(6,618)	(4,256)
Reinsurance ceded - affiliate	(10,572)	(10,659)	(9,781)
Net commissions and expense allowance	$(11,541)	$(2,819)	$489

Direct policy and contract claims incurred	$728,453	$694,008	$822,123
Reinsurance assumed - non-affiliate	100,910	30,242	108,548
Reinsurance assumed - affiliate	16,920	37,864	35,563
Reinsurance ceded - non affiliate	(233,252)	(175,885)	(221,766)
Reinsurance ceded - affiliate	(79,547)	(23,310)	(82,755)
Net policy and contract claims incurred	$533,484	$562,919	$661,713

Direct policy and contract claims payable	$173,006	$127,288
Reinsurance assumed - non-affiliate	38,533	48,077
Reinsurance assumed - affiliate	1,074	1,487
Reinsurance ceded - non-affiliate	(17,558)	(16,142)
Reinsurance ceded - affiliate	(10)	—
Net policy and contract claims payable	$195,045	$160,710

Direct life insurance in force	$25,388,901	$27,016,339
Reinsurance assumed	3,027,415	3,025,583
Reinsurance ceded	(12,962,302)	(13,661,371)
Net insurance in force	$15,454,014	$16,380,551

Affiliate amounts above include former affiliate PHL. In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $9.5 million, $9.4 million and $15.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.7 million as of December 31, 2023. As of December 31, 2024, $1.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.6 million of unfavorable prior year development since December 31, 2023. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2024. As of December 31, 2025, $1.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.1 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2024. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Membership stock - class B [1]	$5.0	$5.0
Activity stock	10.1	10.1
Excess stock	0.5	0.5
Aggregate total	$15.6	$15.6

Actual or estimated borrowing capacity as determined by the insurer	$688.6	$705.0
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Fair value	$324.6	$393.6
Carrying value	$349.6	$440.6
Aggregate total borrowing	$252.9	$252.9

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Fair value	$394.0	$428.3
Carrying value	$432.6	$461.9
Aggregate total borrowing	$252.9	$252.9

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2025 and 2024 (in millions):

	2025	2024

Funding agreements issued	$252.9	$252.9
Funding agreements reserves established	$252.0	$252.7
Maximum amount of funding agreements borrowed during the year	$252.9	$252.9
Maximum amount of debt borrowed during the year	$252.9	$252.9

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.5 million, $0.4 million and $0.6 million in 2025, 2024 and 2023, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.9 million as of December 31, 2025, payable as follows: 2026 - $0.3 million; 2027 - $0.3 million; 2028 - $0.2 million; 2029 - $0.1 million and 2030 - $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
7.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$234	$230
Ordinary renewal	50,636	48,906
Total	$50,870	$49,136

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$300	$292
Ordinary renewal	55,034	53,309
Total	$55,334	$53,601

8.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2025 and 2024, the Company maintained separate account assets totaling $3,092.9 million and $3,011.2 million, respectively. As of December 31, 2025 and 2024, The Company’s Separate Account statements included legally insulated assets of $2,911.4 million and $2,805.4 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.0 million, $5.4 million, $5.6 million, $5.9 million and $6.2 million for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively. The general account paid $0.6 million, $0.9 million, $1.1 million, $0.8 million and $0.9 million relating to separate account guarantees for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reserves for separate account liabilities were $3,048.1 million and $2,962.9 million as of December 31, 2025 and 2024, respectively. Separate account premiums and other considerations received were $36.8 million, $41.4 million and $46.9 million for the years ended December 31, 2025 and 2024, and 2023 respectively, and were reported as revenue in the Statements of Income (Loss) and Changes in Capital and Surplus. Withdrawals at market value were $214.6 million, $276.3 million and $244.8 million for the years ended December 31, 2025, 2024 and 2023, respectively, and were reported as benefits in the Statements of Income (Loss) and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income (Loss) and Changes in Capital and Surplus were as follows:

	2025	2024	2023

Transfers to separate accounts	$36,790	$41,384	$46,942
Transfers from separate accounts	(274,258)	(336,846)	(314,077)
Net transfers from separate account	(237,468)	(295,462)	(267,135)

Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(237,468)	$(295,462)	$(267,135)

9.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$221,677	$29,509	$251,186	$218,778	$21,626	$240,404	$2,899	$7,883	$10,782
Statutory valuation allowance	—	6,063	6,063	—	5,025	5,025	—	1,038	1,038
Adjusted gross deferred tax assets	221,677	23,446	245,123	218,778	16,601	235,379	2,899	6,845	9,744
Less: Deferred tax assets non-admitted	133,578	—	133,578	122,739	—	122,739	10,839	—	10,839
Subtotal net admitted deferred tax assets	88,099	23,446	111,545	96,039	16,601	112,640	(7,940)	6,845	(1,095)
Less: Deferred tax liabilities	43,277	33,483	76,760	45,169	29,265	74,434	(1,892)	4,218	2,326
Net deferred tax assets	$44,822	$(10,037)	$34,785	$50,870	$(12,664)	$38,206	$(6,048)	$2,627	$(3,421)

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	44,822	(10,037)	34,785	50,870	(12,664)	38,206	(6,048)	2,627	(3,421)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	44,822	(10,037)	34,785	50,870	(12,664)	38,206	(6,048)	2,627	(3,421)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	39,139	XXX	XXX	39,146	XXX	XXX	(7)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	43,277	33,483	76,760	45,169	29,265	74,434	(1,892)	4,218	2,326
Deferred tax assets admitted as the result of application of SSAP No, 101	$88,099	$23,446	$111,545	$96,039	$16,601	$112,640	$(7,940)	$6,845	$(1,095)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	620%	602%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$260,928	$260,973

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$221,677	$23,446	$218,778	$16,601	$2,899	$6,845
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$88,099	$23,446	$96,039	$16,601	$(7,940)	$6,845
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $6.1 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $6.1 million valuation allowance on the full DLNY realized loss population as of December 31, 2025.

The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2025 and 2024 were as follows:

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2025	2024	Change
Current income tax:
Federal	$97	$(9,529)	$9,626
Subtotal	97	(9,529)	9,626
Federal income tax on net capital gains	(100)	9,417	(9,517)
Federal and foreign income tax expense (benefit) incurred	$(3)	$(112)	$109

Deferred tax assets:
Ordinary:
Future policyholder benefits	$50,443	$52,338	$(1,895)
Investments	66,546	67,097	(551)
Deferred acquisition costs	20,015	20,266	(251)
Policyholder dividends accrual	16,593	17,921	(1,328)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	2,885	2,945	(60)
Prior period adjustments	—	—	—
Net operating loss carryforward	59,182	51,827	7,355
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	4,524	4,895	(371)
Subtotal	221,677	218,778	2,899
Non-admitted	133,578	122,739	10,839
Admitted ordinary deferred tax assets	$88,099	$96,039	$(7,940)

Capital:
Investments	$25,425	$21,322	$4,103
Net capital loss carryforward	3,718	—	3,718
Other (including items <5% of total capital tax assets)	366	304	62
Subtotal	29,509	21,626	7,883
Statutory valuation allowance	6,063	5,025	1,038
Non-admitted	—	—	—
Admitted capital deferred tax assets	23,446	16,601	6,845
Admitted deferred tax assets	$111,545	$112,640	$(1,095)

Deferred tax liabilities:
Ordinary:
Investments	$34,865	$32,450	$2,415
Fixed assets	1,626	1,911	(285)
Compensation	5,543	5,543	—
Policyholder reserves	1,234	5,265	(4,031)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	9	—	9
Subtotal	43,277	45,169	(1,892)

Capital:
Investments	33,483	29,265	4,218
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	33,483	29,265	4,218
Deferred tax liabilities	76,760	74,434	2,326
Net admitted deferred tax assets (liabilities)	$34,785	$38,206	$(3,421)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2025
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$1,185	$249	21.0%
Interest maintenance reserve	(15,956)	(3,351)	(282.7%)
Dividends received deduction	(3,227)	(678)	(57.2%)
Return to provision	(1,350)	(284)	(24.0%)
Change in non-admitted assets	(458)	(96)	(8.1%)
Change in valuation allowance	4,944	1,038	87.6%
Prior period surplus	(1,854)	(389)	(32.8%)
Other, including prior year true-up	174	37	3.1%
Total statutory income tax	$(16,542)	$(3,474)	(293.1%)

Federal income taxes incurred		$100	8.4%
Tax on capital gains (losses)		(100)	(8.4%)
Prior year overaccrual (underaccrual)		(3)	(0.3%)
Change in net deferred income tax expense (benefit)		(3,470)	(292.8%)
Total statutory income tax		$(3,474)	(293.1%)

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(69,662)	$(14,629)	21.0%
Interest maintenance reserve	(22,766)	(4,781)	6.9%
Dividends received deduction	(1,883)	(395)	0.6%
Return to provision	829	174	(0.2%)
Change in non-admitted assets	26,075	5,476	(7.9%)
Change in valuation allowance	12,492	2,623	(3.8%)
Other, including prior year true-up	(4,859)	(1,020)	1.5%
Total statutory income tax	$(59,774)	$(12,552)	18.0%

Federal income taxes incurred		$(9,529)	13.7%
Tax on capital gains (losses)		9,417	(13.5%)
Change in net deferred income tax expense (benefit)		(12,441)	17.9%
Total statutory income tax		$(12,552)	18.0%

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains (losses)		6,827	(26.4%)
Prior year overaccrual (underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense (benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2025	2024

The Company had net operating loss carryforwards of	$281,817	$246,796
The Company had capital loss carryforwards of	17,706	—

As of December 31, 2025, the Company has approximately $281.8 million of net operating loss carryforwards and $18 of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration.

The Company had no income tax expense for 2025, 2024 and 2023 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2025 or 2024.

The Company’s U.S. federal income tax return for years 2022 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2025 and 2024. As of December 31, 2025, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Prior to 2025, the NC Group filed a consolidated tax return. The NC Group was subject to an intercompany TSA pursuant to which Members’ current and deferred taxes were computed under the “benefits for loss” method. Under this method, the Members are assumed to file separate returns with the taxing authority, thereby reporting their taxable income or loss and paying the applicable tax to or receiving the appropriate refund from NC as parent of the consolidated tax group. Under this method, tax attributes are characterized as realized (or realizable) when they are realized (or considered realizable) by the consolidated federal tax return group, even if the Member would not otherwise have realized the attributes on a stand-alone basis.

Effective for post-2024 tax years, NLA, Lynbrook, NKS and Sunrise joined the consolidated return of the NC Group (each a “Member”). Consequently, NLA, Lynbrook, NKS and Sunrise, all joined as parties to a revised TSA of the NC Group effective January 1, 2025. Under the revised TSA, each Member’s current and deferred taxes are computed under the “if and when” method as described above. NC pays the NC Group’s consolidated tax liability notwithstanding any shortfall in aggregate separate Members’ tax payments due to a Member’s use of its separate tax attributes (calculated on a separate Member basis), except however NLA is required to pay any portion of such shortfall for Lynbrook and NKS resulting from their separate tax attributes used to reduce NLA Group consolidated taxable income in pre-2025 tax years.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2025:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Life and Annuity Company
Nassau Life Insurance Company of Kansas
Sunrise Re, Inc.
Lynbrook Re, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2025 and 2024. Accordingly, the BEAT liability was $0 for the years ended December 31, 2025 and 2024.

In July of 2025, new tax legislation was enacted under the One Big Beautiful Bill Act (the "OBBBA"). While the OBBBA includes a wide range of provisions that could impact our financial results in future periods, we do not expect the passage of the OBBBA to have a material impact on our results of operations or financial condition in the current fiscal year.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2025.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In October 2021, the Organization for Economic Co-operation and Development (the “OECD”) announced the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Framework”), which agreed to a two-pillar solution to address tax challenges arising from digitalization of the economy. In December 2021, the OECD released Pillar Two Model Rules defining the global minimum tax rules, which contemplate a minimum tax rate of 15%. To date, various jurisdictions have enacted, or are in the process of enacting, legislation on these rules, and the OECD continues to release additional guidance. While it is uncertain whether the U.S. will enact legislation to adopt the minimum tax directive, certain countries in which we operate have adopted legislation, and other countries are in the process of introducing legislation to implement the minimum tax directive. Further, the OECD issued administrative guidance providing transition and safe harbor rules that could delay the impact of the minimum tax directive. The Company continues to monitor the implementation of the Framework by the countries in which we operate. As of December 31, 2025, the Company meets the requirements of the transitional safe harbor and no Pillar Two accrual is required on our financial statements.

10.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $71.5 million, $77.0 million and $76.2 million for the years ended December 31, 2025, 2024 and 2023, respectively. The amount receivable from (payable to) NCNY were $(1.0) million and $(1.0) million as of December 31, 2025 and 2024, respectively. 1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. NCNY reimburses 1851 for commissions incurred on behalf of NNY and PHL. Commissions paid by NCNY on behalf of NNY were $4.4 million, $2.3 million and $2.4 million for the years ended December 31, 2025, 2024 and 2023.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $1.1 million, $3.4 million and $4.4 million for the years ended December 31, 2025, 2024 and 2023, respectively. Commissions paid by the Company on behalf of NLA were $167.8 million, $164.6 million and $135.3 million for the years ended December 31, 2025, 2024 and 2023. The Company had amounts receivable from PHL and NLA of $0.1 million and $14.4 million as of December 31, 2025, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $10.9 million as of December 31, 2024, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.7 million, $27.0 million and $25.5 million for the years ended December 31, 2025, 2024 and 2023, respectively. Amounts payable to NAMCO were $0 and $1.3 million for the years ended December 31, 2025 and 2024, respectively.

The Company has investments in various classes of notes of Nassau special purpose vehicles (“SPVs”) totaling $176.5 million par with a fair value of $147.9 million and $199.3 million par with a fair value of $172.1 million at December 31, 2025 and 2024, respectively. The Nassau SPVs are managed by various subsidiaries of NAMCO, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $78.7 million and $78.7 million at December 31, 2025 and 2024, respectively, and a fair value of $57.5 million and $54.6 million at December 31, 2025 and 2024, respectively.

47

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $6.4 million and $6.4 million at December 31, 2025 and 2024, respectively, and a fair value of $5.0 million and $5.8 million at December 31, 2025 and 2024, respectively, and recognized $0.5 million and $0.6 million of net investment income for the years ended December 31, 2025 and 2024, respectively. The Company’s equity investment in Nassau CFO was $31.1 million and $32.8 million at December 31, 2025 and 2024, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $0 for the years ended December 31, 2025 and 2024, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $20.6 million and a remaining commitment of $12.7 million as of December 31, 2025.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $6.6 million and fair value of $6.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2025 and 2024, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $57.2 million and a par of $61.5 million and fair value of $69.1 million at December 31, 2025 and 2024, respectively.

In February 2024, the Company committed $25 million to NPC Credit Opportunities Fund LP. The Company's investment in NPC Credit Opportunities Fund LP has a fair value of $18.8 million and a remaining commitment of $8.9 million as of December 31, 2025.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2025, no amounts were overdue.

11.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For private placement debt securities, fair value is based on internal models using a discounted cash flow and spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Certain private placement securities are internally valued using models or analyst judgment. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2025
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Issuer credit obligations	$—	$—	$254	$—	$254
Asset-backed securities	—	57	1,718	—	1,775
Preferred stock	—	18,283	7,448	—	25,731
Common stock [1]	—	—	20,530	—	20,530
Subtotal	—	18,340	29,950	—	48,290

Derivative assets	—	41,143	—	—	41,143
Other invested assets	—	11,173	101,948	—	113,121
Separate account assets	2,928,576	162,204	2,125	—	3,092,905
Total assets at fair value	$2,928,576	$232,860	$134,023	$—	$3,295,459

Liabilities at fair value:
Derivative liabilities	$—	$39,620	$—	$—	$39,620
Total liabilities at fair value	$—	$39,620	$—	$—	$39,620
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2024
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$—	$7,962	$—	$7,962
Preferred stock	—	19,478	7,122	—	26,600
Common stock [1]	—	—	30,717	—	30,717
Subtotal	—	19,478	45,801	—	65,279

Derivative assets	—	57,025	—	—	57,025
Other invested assets	—	15,044	79,836	—	94,880
Separate account assets	2,830,545	180,487	165	—	3,011,197
Total assets at fair value	$2,830,545	$272,034	$125,802	$—	$3,228,381

Liabilities at fair value:
Derivative liabilities	$—	$55,382	$—	$—	$55,382
Total liabilities at fair value	$—	$55,382	$—	$—	$55,382
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2025	2024
Level 3 Assets:
Balance, beginning of period	$125,802	$124,880
Purchases	38,297	6,815
Sales	(70,729)	(5,144)
Transfers into Level 3	18,683	8,316
Transfers out of Level 3	(3,727)	(10,673)
Realized gains (losses)	68,445	(10,829)
Unrealized gains (losses)	(42,748)	12,437
Balance, end of period	$134,023	$125,802

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2025 and 2024 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2025 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2024 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2025 and 2024.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2025 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Issuer credit obligations	$3,552,695	$4,098,218	$—	$2,310,671	$1,242,024	$—	$—
Asset-backed securities	1,238,021	1,324,847	—	1,119,758	118,263	—	—
Preferred stock	38,774	40,305	—	25,880	12,894	—	—
Common stock	20,530	20,530	—	—	20,530	—	—
Mortgage loans	385,425	408,743	—	—	385,425	—	—
Residual tranches & surplus debentures	230,581	217,845	—	116,825	113,756	—	—
Cash, cash equivalents & short-term investments	114,715	114,799	100,816	13,899	—	—	—
Derivatives	(35,422)	1,523	—	(35,422)	—	—	—
Separate account assets	3,092,905	3,092,905	2,928,576	162,204	2,125	—	—
Total financial instruments	$8,638,224	$9,319,715	$3,029,392	$3,713,815	$1,895,017	$—	$—

As of December 31, 2025, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,272,697	$6,071,042	$—	$3,848,389	$1,424,308	$—	$—
Preferred stock	44,936	45,094	—	27,262	17,674	—	—
Common stock	30,717	30,717	—	—	30,717	—	—
Mortgage loans	435,085	476,263	—	—	435,085	—	—
Residual tranches & surplus debentures	184,258	204,214	—	85,192	99,066	—	—
Cash, cash equivalents & short-term investments	84,495	84,579	84,495	—	—	—	—
Derivatives	1,643	1,643	—	1,643	—	—	—
Separate account assets	3,011,197	3,011,197	2,830,545	180,487	165	—	—
Total financial instruments	$9,065,028	$9,924,749	$2,915,040	$4,142,973	$2,007,015	$—	$—

As of December 31, 2024, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2025 and 2024, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

12.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2025 and 2024 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.5	$—
Total			$175.0		$126.4	$126.5	$—

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$207.9	N/A	$—	$48.3	12/15/2034
Total	$9.1	$207.9		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows (in millions):

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

13.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in Siino v. Foresters Life and Annuity Company filed in the United States District Court for the Northern District of California, 4:20-cv-02904, in which class certification was subsequently denied. In Siino, FLIAC filed an appeal to the United States Court of Appeals for the Ninth Circuit in relation to the granting of summary judgment and Plaintiff filed a cross-appeal relating to the denial of class certification. Thereafter, the Plaintiff decided not to pursue the cross-appeal and it was later dismissed on August 29, 2024. Oral argument on the Siino appeal was heard on January 14, 2025. The Ninth Circuit thereafter filed its Opinion on April 1, 2025, affirming in part and reversing in part the district court’s grant of summary judgment as to the declaratory relief claim. Although the substantive issues in the litigation have now been resolved, the parties are awaiting a final judgment from the district court that is consistent with the Ninth Circuit’s decision. In Velez, the Plaintiff withdrew her motion for class certification. Considering the appeal in Siino, on April 1, 2024, the parties filed a joint stipulation to stay the Velez case. The stay was lifted on June 27, 2025, following the issuance of the Ninth Circuit’s decision in Siino. After being granted leave to amend, Plaintiff filed its First Amended Complaint on December 18, 2025, dispensing with the class allegations and strategically narrowing the case to a single claim for alleged violations of California’s Unfair Competition Law. FLIAC answered the First Amended Complaint on January 8, 2026, and contemporaneously filed a notice of waiver of the adequate-remedy-at-law defense in a bid to keep the case in federal court. On March 23, 2026, after the filing of an amended joint case management report, the case was remanded to state court. The Company is evaluating its options to appeal this decision. The Company continues to dispute the allegations in First Amended Complaint and will continue to vigorously defend this lawsuit.

14.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2025, the Company had unfunded commitments of $166.3 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2025, the Company had open commitments of $4.6 million.

15.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2025 and 2024, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2025	2024	2025	2024

Swaps	$900,000	$900,000	$55,936	$23,216
Total	$900,000	$900,000	$55,936	$23,216
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2025 and 2024, the Company posted $48.0 million and $65.5 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

16.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2025 and 2024 were $2.5 million.

17.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
18.    Reconciliation to the Annual Statement

In the 2025 Annual Statement, the Company included certain adjustments in both net deposits on deposit-type contracts and other cash provided (applied). In the audited Statements of Cash Flows, these adjustments were removed. For the Annual Statement, this resulted in an $8.7 million overstatement of net deposits on deposit-type contracts with a corresponding understatement of other cash provided (applied), both within the net cash from financing and miscellaneous sources section of the Statements of Cash Flows.

In the 2024 Annual Statement, the Company classified adjustments related to the recapture of the Nomura treaty and the Munich Re replacement treaty in the Statements of Cash Flows as miscellaneous income instead of benefits and loss related payments. In the audited Statements of Cash Flows, the recapture and simultaneous replacement is presented in the Statements of Cash Flows as an adjustment to claims and benefits. There was no net change to net cash provided for (used from) operations. The amount reclassified was $744.0 million.

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

19.    Subsequent Events

There were no material subsequent events requiring adjustment to the financial statements or disclosures through April 2, 2026, the date the Company’s statutory financial statements were available to be issued. Significant events for additional disclosure are as follows:

On February 6, 2026, the Company received a capital contribution from Parent, NCNY, in the amount of $36.0 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2025
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$343,771	$255,466	$343,771
States, municipalities and political subdivisions	342,936	311,908	342,936
Foreign governments	79,177	66,220	79,177
All other corporate bonds [1]	4,441,339	3,948,732	4,441,322
Redeemable preferred stock	42,945	38,774	40,305
Total fixed maturities	5,250,168	4,621,100	5,247,511
Equity securities:
Common stock:
Industrial, miscellaneous and all other	18,624	20,530	20,530
Total equity securities	18,624	20,530	20,530
Mortgage loans	408,743	384,540	408,743
Real estate, at depreciated cost	22,044	XXX	22,044
Contract loans	2,592,875	XXX	2,592,875
Other invested assets [2]	461,783	438,877	460,041
Cash and short-term investments	114,799	114,805	114,799
Receivables for securities	2,844	XXX	2,844
Total cash and invested assets	$8,871,880		$8,869,387
———————
[1] Amortized cost and fair value amounts exclude $217,453 and $208,390, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,743 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2024	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$242,312	$159,718	$242,312
States, municipalities and political subdivisions	26,290	23,061	26,290
Foreign governments	84,707	66,629	84,707
All other corporate bonds [1]	5,492,963	4,809,504	5,492,933
Redeemable preferred stock	46,690	44,936	45,094
Total fixed maturities	5,892,962	5,103,848	5,891,336
Equity securities:
Common stock:
Industrial, miscellaneous and all other	23,572	30,717	30,717
Total equity securities	23,572	30,717	30,717
Mortgage loans	476,205	433,716	476,263
Real estate, at depreciated cost	24,724	XXX	24,724
Contract loans	2,566,770	XXX	2,566,770
Other invested assets [2]	404,999	386,475	403,554
Cash and short-term investments	84,579	84,579	84,579
Receivables for securities	11,947	XXX	11,947
Total cash and invested assets	$9,485,758		$9,489,890
———————
[1] Amortized cost and fair value amounts exclude $224,874 and $213,784, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Insurance Information For the years ended December 31, 2025, 2024 and 2023
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2025:
Insurance Segment	$9,394,470	$195,045	$267,169	$563,986	$485,590	$116,160

2024:
Insurance Segment	$9,703,401	$160,710	(685,165)	$548,642	$576,304	$113,083

2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Schedule - Reinsurance For the years ended December 31, 2025, 2024 and 2023
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2025	$25,388,901	$12,962,302	$3,027,415	$15,454,014	20%
2024	27,016,339	13,661,371	3,025,583	16,380,551	18%
2023	29,778,130	12,733,268	3,002,453	20,047,315	15%

Life insurance premiums:
2025	$342,939	$115,390	$39,620	$267,169	15%
2024	397,337	1,126,948	44,446	(685,165)	(6)%
2023	417,539	114,018	39,681	343,202	12%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

December 31, 2025

With Report of Independent Registered Public Accounting Firm

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

	Goldman Sachs VIT
	Government Money		Nomura VIP Fund for		Nomura VIP Growth &		Nomura VIP Growth
	Market		Income		Income		Equity
Assets:
Investments at fair value	$5,281,119		$43,307,752		$567,583,653		$72,901,298

Total assets	$5,281,119		$43,307,752		$567,583,653		$72,901,298

Liabilities:
Payable to Nassau Life Insurance Company	$32,466		$266,239		$3,489,277		$448,168
Total net assets	$5,248,653		$43,041,513		$564,094,376		$72,453,130
Units outstanding	264,062		585,368		2,066,089		1,305,394

Investment shares held	5,281,119		7,611,204		14,858,211		3,917,319
Investments at cost	$5,281,119		$47,661,625		$438,728,084		$55,529,770

		Units		Units		Units		Units
	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding
ISP and ISP Choice	$22.968	204,251	$90.210	458,488	$329.803	1,677,828	$56.204	1,211,626
ISP 10 Express	$9.863	59,811	$15.350	126,880	$36.653	388,261	$51.231	93,768

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

(Continued)

	Nomura VIP
	International Core		Nomura VIP		Nomura VIP Limited		Nomura VIP
	Equity		Investment Grade		Duration Bond		Opportunity
Assets:
Investments at fair value	$100,979,076		$15,658,302		$7,237,004		$31,891,451

Total assets	$100,979,076		$15,658,302		$7,237,004		$31,891,451

Liabilities:
Payable to Nassau Life Insurance Company	$620,779		$96,260		$44,489		$196,055
Total net assets	$100,358,297		$15,562,042		$7,192,515		$31,695,396
Units outstanding	8,121,045		414,625		659,187		992,492

Investment shares held	5,218,557		1,808,118		788,345		1,622,975
Investments at cost	$88,385,494		$18,062,105		$7,299,840		$25,752,810

		Units		Units		Units		Units
	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding
ISP and ISP Choice	$12.441	7,849,739	$42.915	346,917	$11.028	632,500	$33.518	660,688
ISP 10 Express	$12.231	271,306	$11.378	67,708	$9.816	26,687	$29.374	331,804

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

(Continued)

	Nomura VIP Total		Nomura VIP Small
	Return		Cap Value
Assets:
Investments at fair value	$12,633,266		$160,172,673

Total assets	$12,633,266		$160,172,673

Liabilities:
Payable to Nassau Life Insurance Company	$77,663		$984,677
Total net assets	$12,555,603		$159,187,996
Units outstanding	591,681		11,665,591

Investment shares held	911,491		3,996,324
Investments at cost	$10,961,466		$134,541,782

		Units		Units
	Unit Value	Outstanding	Unit Value	Outstanding
ISP and ISP Choice	$21.982	454,350	$13.745	11,199,007
ISP 10 Express	$19.265	137,331	$13.378	466,584

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	Goldman Sachs VIT
	Government Money	Nomura VIP Fund for	Nomura VIP Growth &	Nomura VIP Growth
	Market	Income	Income	Equity
Income:
Dividends	$220,170	$2,852,641	$10,597,612	$-
Expenses:
Mortality and administrative expenses	32,515	232,486	2,632,661	395,581
Net investment income (loss)	187,655	2,620,155	7,964,951	(395,581)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(584,872)	3,725,234	1,302,792
Realized gain on distributions	-	-	54,552,008	5,343,305
Realized gain (loss)	-	(584,872)	58,277,242	6,646,097

Change in unrealized appreciation (depreciation) during the year	-	1,457,792	62,298,655	(705,712)
Net increase (decrease) in net assets from operations	$187,655	$3,493,075	$128,540,848	$5,544,804

	Nomura VIP
	International Core	Nomura VIP	Nomura VIP Limited	Nomura VIP
	Equity	Investment Grade	Duration Bond	Opportunity
Income:
Dividends	$1,270,666	$797,823	$319,722	$148,421
Expenses:
Mortality and administrative expenses	514,297	84,509	38,322	241,149
Net investment income (loss)	756,369	713,314	281,400	(92,728)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	489,587	(207,438)	(12,358)	276,221
Realized gain on distributions	4,674,652	-	-	977,307
Realized gain (loss)	5,164,239	(207,438)	(12,358)	1,253,528

Change in unrealized appreciation (depreciation) during the year	14,229,244	411,249	45,150	1,236,959
Net increase (decrease) in net assets from operations	$20,149,852	$917,125	$314,192	$2,397,759

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

(Continued)

	Nomura VIP Total	Nomura VIP Small
	Return	Cap Value
Income:
Dividends	$318,518	$1,975,753
Expenses:
Mortality and administrative expenses	86,118	827,530
Net investment income (loss)	232,400	1,148,223

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	84,531	984,662
Realized gain on distributions	640,202	9,622,324
Realized gain (loss)	724,733	10,606,986

Change in unrealized appreciation (depreciation) during the year	450,653	(389,679)
Net increase (decrease) in net assets from operations	$1,407,786	$11,365,530

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	Goldman Sachs VIT Government Money Market		Nomura VIP Fund for Income
	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$187,655	$227,904	$2,620,155	$2,618,627
Realized gain on distributions	-	-	-	-
Realized gains (losses)	-	-	(584,872)	(470,809)
Unrealized appreciation (depreciation) during the year	-	-	1,457,792	265,350
Net increase (decrease) in net assets from operations	187,655	227,904	3,493,075	2,413,168

Contract transactions:
Net insurance premiums from contract owners	173,743	193,246	361,633	425,022
Transfers between subaccounts	147,377	344,753	(24,068)	234,940
Transfers for contract benefits and terminations	(451,901)	(463,261)	(2,079,160)	(1,794,606)
Contract maintenance charges	(82,429)	(84,167)	(599,854)	(585,936)
Net increase (decrease) in net assets resulting from contract transactions	(213,210)	(9,429)	(2,341,449)	(1,720,580)
Total increase (decrease) in net assets	(25,555)	218,475	1,151,626	692,588

Net assets at beginning of period	5,274,208	5,055,733	41,889,887	41,197,299
Net assets at end of period	$5,248,653	$5,274,208	$43,041,513	$41,889,887

	Nomura VIP Growth & Income		Nomura VIP Growth Equity
	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,964,951	$8,128,143	$(395,581)	$(372,902)
Realized gain on distributions	54,552,008	19,542,857	5,343,305	3,976,569
Realized gains (losses)	3,725,234	3,220,896	1,302,792	1,395,057
Unrealized appreciation (depreciation) during the year	62,298,655	32,514,547	(705,712)	8,226,208
Net increase (decrease) in net assets from operations	128,540,848	63,406,443	5,544,804	13,224,932

Contract transactions:
Net insurance premiums from contract owners	2,251,292	2,587,361	843,669	946,010
Transfers between subaccounts	(1,981,041)	(1,577,952)	1,110,453	294,309
Transfers for contract benefits and terminations	(21,031,859)	(20,771,979)	(3,487,173)	(3,366,750)
Contract maintenance charges	(6,482,181)	(5,621,531)	(752,175)	(754,059)
Net increase (decrease) in net assets resulting from contract transactions	(27,243,789)	(25,384,101)	(2,285,226)	(2,880,490)
Total increase (decrease) in net assets	101,297,059	38,022,342	3,259,578	10,344,442

Net assets at beginning of period	462,797,317	424,774,975	69,193,552	58,849,110
Net assets at end of period	$564,094,376	$462,797,317	$72,453,130	$69,193,552

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

(Continued)

	Nomura VIP International Core Equity		Nomura VIP Investment Grade
	2025	2024(a)	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$756,369	$794,652	$713,314	$640,478
Realized gain on distributions	4,674,652	203,090	-	-
Realized gains (losses)	489,587	45,083	(207,438)	(170,835)
Unrealized appreciation (depreciation) during the year	14,229,244	(1,635,662)	411,249	(128,218)
Net increase (decrease) in net assets from operations	20,149,852	(592,837)	917,125	341,425

Contract transactions:
Net insurance premiums from contract owners	735,402	572,747	253,390	283,525
Transfers between subaccounts	(806,963)	89,563,543	251,893	366,258
Transfers for contract benefits and terminations	(4,093,234)	(2,688,023)	(632,959)	(701,902)
Contract maintenance charges	(1,204,072)	(1,278,118)	(209,302)	(203,941)
Net increase (decrease) in net assets resulting from contract transactions	(5,368,867)	86,170,149	(336,978)	(256,060)
Total increase (decrease) in net assets	14,780,985	85,577,312	580,147	85,365

Net assets at beginning of period	85,577,312	-	14,981,895	14,896,530
Net assets at end of period	$100,358,297	$85,577,312	$15,562,042	$14,981,895

	Nomura VIP Limited Duration Bond		Nomura VIP Opportunity
	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$281,400	$222,617	$(92,728)	$(51,318)
Realized gain on distributions	-	-	977,307	1,297,171
Realized gains (losses)	(12,358)	(14,866)	276,221	268,115
Unrealized appreciation (depreciation) during the year	45,150	47,529	1,236,959	2,102,319
Net increase (decrease) in net assets from operations	314,192	255,280	2,397,759	3,616,287

Contract transactions:
Net insurance premiums from contract owners	119,715	130,538	1,319,137	1,575,080
Transfers between subaccounts	180,700	185,946	522,814	(135,481)
Transfers for contract benefits and terminations	(356,431)	(371,628)	(1,656,725)	(1,456,455)
Contract maintenance charges	(100,780)	(100,066)	(363,796)	(376,870)
Net increase (decrease) in net assets resulting from contract transactions	(156,796)	(155,210)	(178,570)	(393,726)
Total increase (decrease) in net assets	157,396	100,070	2,219,189	3,222,561

Net assets at beginning of period	7,035,119	6,935,049	29,476,207	26,253,646
Net assets at end of period	$7,192,515	$7,035,119	$31,695,396	$29,476,207

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

(Continued)

	Nomura VIP Total Return		Nomura VIP Small Cap Value
	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$232,400	$223,420	$1,148,223	$1,228,180
Realized gain on distributions	640,202	30,701	9,622,324	5,684,320
Realized gains (losses)	84,531	45,278	984,662	1,438,088
Unrealized appreciation (depreciation) during the year	450,653	789,632	(389,679)	7,219,955
Net increase (decrease) in net assets from operations	1,407,786	1,089,031	11,365,530	15,570,543

Contract transactions:
Net insurance premiums from contract owners	413,680	508,207	1,182,652	1,357,827
Transfers between subaccounts	(9,029)	142,115	611,291	(490,604)
Transfers for contract benefits and terminations	(900,817)	(540,525)	(6,496,689)	(7,588,946)
Contract maintenance charges	(184,698)	(184,448)	(1,774,456)	(1,796,004)
Net increase (decrease) in net assets resulting from contract transactions	(680,864)	(74,651)	(6,477,202)	(8,517,727)
Total increase (decrease) in net assets	726,922	1,014,380	4,888,328	7,052,816

Net assets at beginning of period	11,828,681	10,814,301	154,299,668	147,246,852
Net assets at end of period	$12,555,603	$11,828,681	$159,187,996	$154,299,668

(a) Addition. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 1—Organization

First Investors Life Variable Annuity Fund B (“Separate Account B”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund

Nomura VIP Fund Series portfolios:

Fund for Income, Growth & Income, Growth Equity, International Core Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Small Cap Value.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2025.

Macquarie VIP International Core Equity Series as of April 25, 2024.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

There were no fund mergers in 2025.

Delaware VIP International Series Standard Class merged with Macquarie VIP International Core Equity Series as of April 25, 2024.

C. Liquidations

There were no Liquidations in 2024 or 2025.

D. Name Changes

Effective December 1, 2025, the name of each Fund was rebranded as follows:

Previous Fund Name	New Fund Name
Macquarie VIP Fund for Income Series (Standard)	Nomura VIP Fund for Income Series (Standard)
Macquarie VIP Growth & Income Series (Standard)	Nomura VIP Growth & Income Series (Standard)
Macquarie VIP Growth Equity Series (Standard)	Nomura VIP Growth Equity Series (Standard)
Macquarie VIP International Core Equity Series (Standard)	Nomura VIP International Core Equity Series (Standard)
Macquarie VIP Investment Grade Series (Standard)	Nomura VIP Investment Grade Series (Standard)
Macquarie VIP Limited Duration Bond Series (Standard)	Nomura VIP Limited Duration Bond Series (Standard)
Macquarie VIP Opportunity Series (Standard)	Nomura VIP Opportunity Series (Standard)
Macquarie VIP Total Return Series (Standard)	Nomura VIP Total Return Series (Standard)
Macquarie VIP Small Cap Value Series (Standard)	Nomura VIP Small Cap Value Series (Standard)

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 2—Additions, Mergers, Liquidations and Name Changes (Continued)

Effective May 1, 2024, the name of each Fund was rebranded as follows:

Previous Fund Name	New Fund Name
Delaware VIP Fund for Income Series Standard Class	Macquarie VIP Fund for Income Series (Standard)
Delaware VIP Growth & Income Series Standard Class	Macquarie VIP Growth & Income Series (Standard)
Delaware VIP Growth Equity Series Standard Class	Macquarie VIP Growth Equity Series (Standard)
Delaware VIP Investment Grade Series Standard Class	Macquarie VIP Investment Grade Series (Standard)
Delaware VIP Limited Duration Bond Series Standard Class	Macquarie VIP Limited Duration Bond Series (Standard)
Delaware VIP Opportunity Series Standard Class	Macquarie VIP Opportunity Series (Standard)
Delaware VIP Total Return Series Standard Class	Macquarie VIP Total Return Series (Standard)
Delaware VIP Small Cap Value Series Standard Class	Macquarie VIP Small Cap Value Series (Standard)

Note 3—Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statement of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statement of assets and liabilities. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as the possibility for elevated mortality rates and market volatility.

Fair Value Measurements

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 3—Significant Accounting Policies (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Funds at the end of each New York Stock Exchange business day, as determined by the Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

Segment Disclosures

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the 2VP Finance, Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Changes in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations. The CODM does not evaluate the business using asset or subaccount expense information.

Note 4—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

	Cost of	Proceed
Subaccount	Purchases	from Sales

Goldman Sachs VIT Government Money Market	$536,301	$(565,244)
Nomura VIP Fund for Income	3,001,878	(2,741,739)
Nomura VIP Growth & Income	65,250,229	(29,634,307)
Nomura VIP Growth Equity	6,100,384	(3,460,160)
Nomura VIP International Core Equity	6,105,826	(6,004,727)
Nomura VIP Investment Grade	1,166,785	(796,050)

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 4—Purchases and Proceeds from Sales of Investments (Continued)

	Cost of	Proceed
Subaccount	Purchases	from Sales

Nomura VIP Limited Duration Bond	$523,972	$(402,710)
Nomura VIP Opportunity	2,041,898	(1,340,241)
Nomura VIP Total Return	1,197,458	(1,008,479)
Nomura VIP Small Cap Value	11,896,575	(7,667,625)

Note 5—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and administrative expenses” in the accompanying Statements of Operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statements of Changes in Net Assets on line “Contract maintenance charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract maintenance charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract maintenance charges are outlined as follows:

Contract Surrender Charge - There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured.

Cost of Insurance Charge - In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract maintenance charges” in the accompanying Statements of Changes in Net Assets.

B. Daily M&E and Administrative Fees

As mentioned above, these fees are typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in a separate line item entitled “Mortality and administrative expenses” in the accompanying Statements of Operations. This expense is reflected as a daily reduction of unit values.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 5—Related Party Transactions and Charges and Deductions (Continued)

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

Plan	Annual M&E Factor - Assessed Daily
ISP	0.50%
ISP Choice	0.50%
ISP Choice 15 (years 1 - 15)	0.50%
ISP Choice 15 (Years 16 +)	0.25%
ISP Choice WL (years 1 - 20)	0.50%
ISP Choice WL (years 21 +)	0.25%
ISP 10 Express	1.50%

NNY may deduct other charges depending on the policy terms.

Certain liabilities of the Separate Account are payable to NNY when these fees are not settled at the end of the period, and will be shown in the liability section of the Statements of Assets and Liabilities.

Note 6—Summary of Unit Transactions

The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2025 and 2024 were as follows:

	For the period ended December 31, 2025			For the period ended December 31, 2024
			Net			Net
	Units	Units	increase	Units	Units	increase
ISP and ISP Choice	Issued	Redeemed	(decrease)	Issued	Redeemed	(decrease)
Goldman Sachs VIT Government Money Market	11,787	(22,768)	(10,981)	19,050	(22,227)	(3,177)
Nomura VIP Fund for Income	1,234	(28,303)	(27,069)	1,406	(23,919)	(22,513)
Nomura VIP Growth & Income	91	(93,745)	(93,654)	269	(102,583)	(102,314)
Nomura VIP Growth Equity	12,171	(55,823)	(43,652)	10,964	(72,740)	(61,776)
Nomura VIP International Core Equity	8,468	(456,766)	(448,298)	8,568,766(a)	(270,729)(a)	8,298,037(a)
Nomura VIP Investment Grade	8,577	(16,703)	(8,126)	8,137	(15,614)	(7,477)
Nomura VIP Limited Duration Bond	18,515	(33,752)	(15,237)	21,415	(38,176)	(16,761)
Nomura VIP Opportunity	21,484	(27,992)	(6,508)	23,225	(38,118)	(14,893)
Nomura VIP Total Return	10,167	(39,912)	(29,745)	19,066	(26,143)	(7,077)
Nomura VIP Small Cap Value	8,246	(523,494)	(515,248)	4,147	(696,311)	(692,164)

The changes in units outstanding for ISP10 Express for the years ended December 31, 2025 and 2024 were as follows:

	For the period ended December 31, 2025			For the period ended December 31, 2024
			Net			Net
	Units	Units	increase	Units	Units	increase
ISP 10 Express	Issued	Redeemed	(decrease)	Issued	Redeemed	(decrease)
Goldman Sachs VIT Government Money Market	7,272	(3,890)	3,382	8,848	(2,694)	6,154
Nomura VIP Fund for Income	5,782	(7,889)	(2,107)	10,890	(3,871)	7,019
Nomura VIP Growth & Income	4,395	(19,408)	(15,013)	11,107	(11,638)	(531)
Nomura VIP Growth Equity	5,527	(4,733)	794	6,275	(2,736)	3,539
Nomura VIP International Core Equity	10,511	(25,616)	(15,105)	289,934(a)	(3,523)(a)	286,411(a)
Nomura VIP Investment Grade	4,652	(5,246)	(594)	7,164	(2,894)	4,270
Nomura VIP Limited Duration Bond	2,297	(2,016)	281	3,127	(899)	2,228
Nomura VIP Opportunity	15,590	(12,926)	2,664	13,326	(10,288)	3,038
Nomura VIP Total Return	4,169	(7,899)	(3,730)	11,006	(7,038)	3,968
Nomura VIP Small Cap Value	22,979	(13,262)	9,717	22,723	(18,394)	4,329

(a) Addition. See Note 2.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 7—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2025, 2024, 2023, 2022, and 2021 follows:

ISP and ISP Choice:	At December 31,			For the periods ended December 31,
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)[1]	Fair Value	(000’s)	Ratio[2]	Ratio[3]	Return[4]
Goldman Sachs VIT Government Money Market
2025	204	22.968	4,691	4.13%	0.50%	3.68%
2024	215	22.152	4,768	5.05%	0.50%	4.64%
2023	218	21.169	4,624	4.97%	0.50%	4.52%
2022	158	20.253	3,205	1.54%	0.50%	1.07%
2021	166	20.039	3,327	0.01%	0.50%	(0.49)%
Nomura VIP Fund for Income
2025	458	90.210	41,360	6.70%	0.50%	8.60%
2024	486	83.066	40,333	6.83%	0.50%	5.99%
2023	508	78.368	39,816	6.06%	0.50%	12.71%
2022	519	69.533	36,094	5.57%	0.50%	(11.51)%
2021	543	78.574	42,680	5.09%	0.50%	4.36%
Nomura VIP Growth & Income
2025	1,678	329.803	553,353	2.12%	0.50%	28.59%
2024	1,771	256.470	454,333	2.30%	0.50%	15.12%
2023	1,874	222.783	417,450	2.40%	0.50%	11.55%
2022	1,721	199.720	343,811	2.27%	0.50%	3.01%
2021	1,814	193.884	351,779	1.80%	0.50%	21.59%
Nomura VIP Growth Equity
2025	1,212	56.204	68,098	0.00%	0.50%	8.18%
2024	1,255	51.954	65,217	0.00%	0.50%	22.79%
2023	1,317	42.312	55,728	0.10%	0.50%	37.71%
2022	1,261	30.725	38,729	0.00%	0.50%	(26.96)%
2021	1,289	42.068	54,226	0.03%	0.50%	38.54%
Nomura VIP International Core Equity
2025	7,850	12.441	97,661	1.32%	0.50%	23.93%
2024(a)	8,298	10.039	83,298	1.25%	0.50%	0.39%
Nomura VIP Investment Grade
2025	347	42.915	14,888	5.19%	0.50%	6.22%
2024	355	40.403	14,345	4.81%	0.50%	2.33%
2023	363	39.483	14,313	4.11%	0.50%	7.03%
2022	353	36.890	13,023	3.65%	0.50%	(17.48)%
2021	360	44.703	16,074	2.99%	0.50%	(1.22)%
Nomura VIP Limited Duration Bond
2025	633	11.028	6,975	4.48%	0.50%	4.55%
2024	648	10.548	6,833	3.70%	0.50%	3.71%
2023	664	10.171	6,759	2.58%	0.50%	4.76%
2022	635	9.709	6,163	2.05%	0.50%	(4.66)%
2021	672	10.184	6,846	2.12%	0.50%	(1.17)%
Nomura VIP Opportunity
2025	661	33.518	22,145	0.50%	0.50%	8.27%
2024	667	30.959	20,656	0.63%	0.50%	14.05%
2023	682	27.145	18,515	0.61%	0.50%	15.72%
2022	527	23.458	12,363	0.23%	0.50%	(14.11)%
2021	518	27.312	14,140	1.18%	0.50%	22.51%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 7—Financial Highlights (Continued)

ISP and ISP Choice:	At December 31,			For the periods ended December 31,
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)[1]	Fair Value	(000’s)	Ratio[2]	Ratio[3]	Return[4]
Nomura VIP Total Return
2025	454	21.982	9,987	2.62%	0.50%	12.41%
2024	484	19.556	9,467	2.64%	0.50%	10.25%
2023	491	17.739	8,713	2.07%	0.50%	12.07%
2022	318	15.828	5,035	2.10%	0.50%	(11.01)%
2021	325	17.785	5,775	2.24%	0.50%	15.78%
Nomura VIP Small Cap Value
2025	11,199	13.745	153,931	1.29%	0.50%	7.62%
2024	11,714	12.772	149,612	1.34%	0.50%	10.76%
2023	12,406	11.531	143,061	0.00%	0.50%	14.14%

ISP10 Express	At December 31,			For the periods ended December 31,
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)[1]	Fair Value	(000’s)	Ratio[2]	Ratio[3]	Return[4]
Goldman Sachs VIT Government Money Market
2025	60	9.863	590	4.12%	1.50%	2.64%
2024	56	9.609	542	5.04%	1.50%	3.58%
2023	50	9.277	466	4.94%	1.50%	3.48%
2022	44	8.965	397	1.59%	1.50%	0.05%
2021	41	8.960	366	0.01%	1.50%	(1.49)%
Nomura VIP Fund for Income
2025	127	15.350	1,948	6.63%	1.50%	7.51%
2024	129	14.278	1,842	6.70%	1.50%	4.92%
2023	122	13.608	1,660	6.01%	1.50%	11.58%
2022	116	12.196	1,410	5.53%	1.50%	(12.39)%
2021	109	13.922	1,512	4.99%	1.50%	3.31%
Nomura VIP Growth & Income
2025	388	36.653	14,231	2.10%	1.50%	27.30%
2024	403	28.792	11,611	2.27%	1.50%	13.96%
2023	404	25.266	10,202	2.31%	1.50%	10.43%
2022	326	22.880	7,459	2.25%	1.50%	1.98%
2021	322	22.436	7,232	1.78%	1.50%	20.37%
Nomura VIP Growth Equity
2025	94	51.231	4,803	0.00%	1.50%	7.09%
2024	93	47.838	4,447	0.00%	1.50%	21.54%
2023	89	39.359	3,520	0.10%	1.50%	36.34%
2022	87	28.869	2,517	0.00%	1.50%	(27.70)%
2021	79	39.928	3,142	0.03%	1.50%	37.15%
Nomura VIP International Core Equity
2025	271	12.231	3,318	1.31%	1.50%	22.69%
2024(a)	286	9.970	2,861	1.22%	1.50%	(0.30)%
Nomura VIP Investment Grade
2025	68	11.378	770	5.18%	1.50%	5.15%
2024	68	10.820	739	4.74%	1.50%	1.29%
2023	64	10.683	684	4.09%	1.50%	5.96%
2022	62	10.082	624	3.56%	1.50%	(18.30)%
2021	54	12.341	665	2.95%	1.50%	(2.21)%
Nomura VIP Limited Duration Bond

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Note 7—Financial Highlights (Continued)

ISP10 Express	At December 31,			For the periods ended December 31,
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)[1]	Fair Value	(000’s)	Ratio[2]	Ratio[3]	Return[4]
2025	27	9.816	262	4.49%	1.50%	3.49%
2024	26	9.484	250	3.62%	1.50%	2.66%
2023	24	9.239	223	2.53%	1.50%	3.71%
2022	23	8.908	208	2.07%	1.50%	(5.62)%
2021	23	9.439	217	2.06%	1.50%	(2.17)%
Nomura VIP Opportunity
2025	332	29.374	9,746	0.50%	1.50%	7.18%
2024	329	27.407	9,021	0.63%	1.50%	12.90%
2023	326	24.276	7,916	0.60%	1.50%	14.56%
2022	307	21.191	6,509	0.22%	1.50%	(14.97)%
2021	280	24.923	6,984	1.15%	1.50%	21.28%
Nomura VIP Total Return
2025	137	19.265	2,646	2.61%	1.50%	11.28%
2024	141	17.312	2,442	2.61%	1.50%	9.13%
2023	137	15.864	2,175	2.08%	1.50%	10.95%
2022	129	14.298	1,844	2.08%	1.50%	(11.90)%
2021	120	16.230	1,952	2.17%	1.50%	14.62%
Nomura VIP Small Cap Value
2025	467	13.378	6,242	1.28%	1.50%	6.54%
2024	457	12.557	5,737	1.33%	1.50%	9.64%
2023	453	11.453	5,183	0.00%	1.50%	13.37%

(a) Addition. See Note 2.

1	These units include units held for certain direct charges to contract owner accounts through the redemption of units.
2	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
3	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.
4	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 8—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

KPMG LLP

Two Manhattan West

375 9th Avenue, 17th Floor

New York, NY 10001

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of the subaccounts listed in the Appendix that comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2025, the related statements of operations for the year then ended (or for the period indicated in the Appendix), statements of changes in net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each sub account as of December 31, 2025, the results of its operations for the year then ended (or for the period indicated in the Appendix), the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

New York, New York

April 14, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Appendix (2)

First Investors Life Variable Annuity Fund B

Goldman Sachs VIT Government Money Market

Nomura VIP Fund for Income (1)

Nomura VIP Growth & Income (1)

Nomura VIP Growth Equity (1)

Nomura VIP International Core Equity (1)(3)

Nomura VIP Investment Grade (1)

Nomura VIP Limited Duration Bond (1)

Nomura VIP Opportunity (1)

Nomura VIP Total Return (1)

Nomura VIP Small Cap Value (1)

(1) See Note 2 to the financial statements for the former name of the subaccount.

(2) Unless noted otherwise, statements of changes in net assets for each of the years in the two-year period ended December 31, 2025.

(3) Statements of changes in net assets for the year ended December 31, 2025 and for the period April 25, 2024 (commencement of operations) to December 31, 2024.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center 60 South Street

Boston, MA 02111

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2020 The Nassau Companies of New York	12-25